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                                TOLLING AGREEMENT


     This Tolling Agreement (the "Tolling Agreement") is made as of the 24th day of November 1999 by and among Party City Corporation, a Delaware corporation (the "Company") and each of the investors listed on the signature pages hereto (the "Investors"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Securities Purchase Agreement dated as of August 16, 1999 (the "Purchase Agreement") by and among the Company and the Investors.

     1. By letter (the "Letter") dated November 23, 1999 (a copy being attached hereto), the Investor Agent notified the Company of certain Events of Default pursuant to the Purchase Agreement (the "Specified Defaults"). The Company acknowledges and confirms that all Events of Default specifically noticed in the Letter constitute Events of Default and acknowledges that the Investors and the Investor Agent could rightfully exercise all rights remedies and privileges of enforcement against the Company by virtue of such specified defaults.

     2. The Investors are also, on or about this date entering into a consent agreement (the "Consent"), whereby the Investors are consenting (subject to the terms and conditions of the Consent) to the terms of a First Amendment to Vendor Forbearance and Standstill Agreement (the "Vendor Agreement") by and between the Company and its Vendors (as that term is defined in the Vendor Agreement).

     3. The existence of the Specified Defaults could lead to the occurrence of a new Credit Termination Date (as that term is defined in the Intercreditor Agreement dated as of July 1, 1999), which would be contrary to the intention of the Investors in entering into the Consent.



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     4. To avoid that result, the Investors, by their agreement hereto, agree to delay the effectiveness of the Specified Defaults (the "Effective Date") until the earlier of January 15, 2000, or the Refinancing Date (as the term is defined in the Vendor Agreement).

     5. The delay specified in paragraph 4 hereof shall not constitute a waiver of any Specified Default but shall merely delay the effectiveness of such Specified Default. On the Effective Date the Specified Default shall be in full force and effect and the Investors and the Investor Agent shall be entitled to exercise all rights and remedies by virtue of such Specified Default.

     6. Nothing in this Tolling Agreement shall constitute a waiver or delay of any other defaults, events of default or Termination Events (as that term is defined in the Intercreditor Agreement) whether now existing or hereafter arising, the reoccurrence of a Specified Default after the date hereof, or any other rights and remedies the Investors or the Investor Agent may at any time have.

     7. This Tolling Agreement shall be subject to the execution of the Vendor Agreement and the Consent by all parties, the satisfaction of all conditions to the effectiveness of the Vendor Agreement and the Consent, and the waiver of any presently existing defaults and events of default and Termination Events by the parties to the Intercreditor Agreement, other than the Investors, and the Investor Agent.

     8. This Agreement shall be governed by the law of the State of New York.



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     9. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute the Agreement. PARTY CITY CORPORATION

                                        By: /s/ Thomas E. Larson
                                            ------------------------------
                                            Name:  Thomas E. Larson
                                            Title: CFO

                                        INVESTORS:

                                        ENHANCED RETAIL FUNDING, LLC,
                                        for itself and as Investor Agent

                                        By: /s/ Alan R. Goldstein
                                             -----------------------------
                                        Name:  Alan R. Goldstein
                                        Title: CFO & Mgr.

                                        SPECIAL VALUE BOND FUND, LLC
                                          By: SVIM/MSM, LLC, as Manager
                                            By: Tennenbaum & Co., LLC,
                                            as Managing Member

                                        By: /s/ Michael E. Tennenbaum
                                            ------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: as Managing Member

                                        TCO/PARTY CITY, LLC
                                          By Tennenbaum & Co., LLC

                                        By: /s/ Michael E. Tennenbaum
                                            ------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: Managing Member

                                        GOLDMAN SACHS & CO.

                                        By: /s/ John Urban
                                            ------------------------------
                                        Name:  John Urban
                                        Title: Authorized Signer

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                        By: /s/ John Urban
                                            ------------------------------
                                        Name:  John Urban
                                        Title: Authorized Signer


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                                        RICHMOND ASSOCIATES, L.P.

                                        By: /s/ MHM Management Inc.
                                            ------------------------------
                                        Name: Richard J. Roche for Marc P. Beige
                                        Title:


                                        CLYDE STREET INVESTMENTS

                                        By: /s/ Ralph Dillon
                                            ------------------------------
                                        Name:  Ralph Dillon
                                        Title: Manager